UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015

STERIS plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	1-37614	98-1203539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chancery House, 190 Waterside Road

Hamilton Industrial Park, Leicester LE5 1QZ

United Kingdom

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (440) 354-2600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 22, 2015, STERIS plc (“STERIS”) issued a press release announcing its outlook for fiscal 2016 and other matters. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A press release previously issued by STERIS on December 9, 2015 announced that this outlook would be discussed in a conference call beginning at 9:00 am ET on December 22, 2015.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
J. Adam Zangerle
Company Secretary

Date: December 22, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 22, 2015